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                       AMENDMENT TO AGREEMENT OF SALE

     THIS AMENDMENT ("Amendment") dated the 18th day of April, 1996 by and among Interactive Solutions, LLC, a Kentucky limited liability company ("Interactive") with principal offices located at 191 West Lowry Lane, Suite A, Lexington, Kentucky 40503, and its members Bruce W. Hanks residing at 3500 Beaver Place Road, #167, Lexington, Kentucky 40503, Kevin B. Rogers residing at 2120 Harbourside Drive, Longboat Key, Florida 34228, Michael P. Jonas residing at 4142 Waikiki Drive, Sarasota, Florida 34241, (the three members are hereinafter referred to as "Members") (the Members and Interactive are sometimes hereinafter referred to collectively as "Sellers") and ISL, Inc., a Delaware corporation (the "Buyer") with principal offices located at 2150 Whitfield Industrial Way, Sarasota, Florida 34243.

                            W I T N E S S E T H:

     WHEREAS, Sellers and Buyer entered into an Agreement of Sale dated as of the 27th day of March, 1996 ("Agreement"); and

     WHEREAS, Sellers and Buyer desire to amend certain portions of the Agreement to among other things clarify the timing of certain portions of the transactions contemplated by the Agreement and provide for a second closing upon satisfaction of and subject to certain conditions.

     NOW, THEREFORE, in consideration of the mutual promises herein set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 1 of the Agreement is amended as follows:

        (a) The following definitions are amended as follows:

            (i) "Closing" shall mean the closing of the transactions contemplated by this Agreement except the transactions contemplated by the Post Closing Matters Section;

            (ii) The term "Escrow/Indemnity Agreement" is amended to "Indemnity Agreement" and shall read as follows: "Indemnity Agreement" shall mean the Indemnity Agreement to be executed and delivered by Sellers at the Closing; and



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            (iii) "Convertible Common Consideration" shall mean 1,000,000 non-voting convertible common shares of Teltronics, Inc. ("Teltronics"), a Delaware corporation, as set forth in subsection (a) of Section 14A hereof;

        (b) By adding the following new definitions:

            (i) "Second Closing" shall mean the closing of the transactions contemplated by the Post Closing Matters Section of this Agreement;

            (ii) "Second Closing Date" shall mean a date on or after all of the conditions specified in subsections (d) and (e) of Section 14A hereof have been satisfied or waived; and

            (iii) "Escrow Agreement" shall mean the Escrow Agreement to be executed and delivered by Buyer and Sellers at the Second Closing.

     2. Subsections (a) and (b) of Section 3 of the Agreement are deleted and
Section 3 is amended to read as follows:

        "3. Purchase Price. The aggregate purchase price to be paid at the Closing by the Buyer for the Purchased Assets shall consist of the assumption by the Buyer of the Assumed Liabilities as described in this Section 3. The Sellers and the Buyer agree that the aggregate purchase price of the Purchased Assets shall be allocated based upon the book value of the Purchased Assets as reflected in a balance sheet to be prepared by Sellers as of the Closing Date ("Allocation"). Buyer and Sellers agree to utilize the Allocation for all purposes, including without limitations, financial reporting and federal income tax purposes and execute IRS Form 8594 with respect thereto. At the Closing, the Buyer will assume the Assumed Liabilities. Except for the Assumed Liabilities, Buyer shall not assume and shall not be responsible for any other obligation or Liability of Sellers, direct or indirect, known or unknown, absolute or contingent."

     3. Section 4, subsection (a)(ix) is amended to read as follows:

        "(ix) The Indemnity Agreement duly executed and delivered by Sellers."

     4. Section 4, subsection (b) is amended to read as follows:



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        "(b) Buyer's Deliveries.  At the Closing, the Buyer shall deliver to the
Sellers:

             (i) Assumption instruments in form reasonably satisfactory to Sellers whereby the Buyer agrees to assume the Assumed Liabilities;

             (ii) Indemnity Agreement;

             (iii) The Employment Agreements duly executed and delivered by the Buyer; and

             (iv) Evidence of the authorization of the transactions contem-plated hereby by the Buyer and the Buyer's shareholder together with certi-ficates of incumbency and other corporate documents, as the Sellers shall reasonably request."

     5. A new Section 14A entitled "Post Closing Matters" is hereby added as follows:

         "14A. POST CLOSING MATTERS.

               (a) Convertible Common Consideration. Purchaser shall at the Second Closing, deliver to the Escrow Agent the Convertible Common Consideration which shall be subject to and issued in accordance with the Terms described in Exhibit C to this Agreement and the Escrow Agreement.

               (b) Sellers' Deliveries at Second Closing.   At the Second
Closing, the Sellers shall deliver to the Buyer:

                   (i) the certificates described in Subsection (d)(ii) of this Section 14A;

                   (ii) the Shareholder Agreement contemplated by the Terms described in Exhibit C;

                   (iii) the Escrow Agreement; and

                   (iv) any and all other transfer instruments described in
Section 4(d) of the Agreement.



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               (c) Buyer's Deliveries at the Second Closing.  At the Second
Closing the Buyer shall deliver:

                   (i) the Escrow Agreement; and

                   (ii) the Convertible Common Consideration to the Escrow Agent pursuant to the Escrow Agreement.

               (d) Conditions Precedent to Second Closing. All obligations of Buyer under this Section 14A of the Agreement are subject to the fulfillment, at or prior to the Second Closing Date of each of the following conditions, any or all of which may be waived in whole or in part at or prior to the Second Closing by the Buyer:

                   (i) Material Contract. The Buyer shall have been awarded and entered into on terms and conditions acceptable to Teltronics' Board of
Directors: (x) a major contract from the U.S. Department of Defense, utilizing the intellectual property included in the Purchased Assets, with contract revenues of no less than $50,000,000; or (y) fully executed major contracts utilizing the intellectual property included in the Purchased Assets with aggregate contract revenues of $50,000,000 within any 12 month period; and

                   (ii) each of the conditions described in Section 8 subsections (a) through (i) shall be restated and reaffirmed as of the Second Closing Date and there shall be no breach or violation of any of those conditions.

               (e) Conditions Precedent to Second Closing. All the obligations of Sellers under this Section 14A of this Agreement are subject to the fulfillment, at or prior to the Second Closing Date of each of the following conditions, any or all of which may be waived in whole or in part at or prior to the Second Closing by the Sellers:

                   (i) each of the conditions described in Section 8.A subsections (a) and (b) shall be restated and reaffirmed as of the Second Closing Date."

     6. Schedule 5(k) is amended as described on the Schedule 5(k) attached hereto and made a part hereof.



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     7. Except as expressly modified by this Amendment, the Agreement is hereby ratified and its terms and conditions shall remain in full force and effect as described therein.

     IN WITNESS WHEREOF, the parties have executed or caused to be executed this Amendment the date first written above.


                                         SELLER:

                                         INTERACTIVE SOLUTIONS, LLC
                                         a Kentucky Limited Liability Company

                                         By:  /s/ Bruce W. Hanks
                                         --------------------------------------
                                         Bruce W. Hanks, President


/s/ Bruce W. Hanks                       /s/ Bruce W. Hanks
- ----------------------------             ---------------------------------------
Bruce W. Hanks, Individually             Bruce W. Hanks, Member


/s/ Kevin B. Rogers                      /s/ Kevin B. Rogers
- -----------------------------            ---------------------------------------
Kevin B. Rogers, Individually            Kevin B. Rogers, Member


/s/ Michael P. Jonas                     /s/ Michael P. Jonas
- ------------------------------           ---------------------------------------
Michael P. Jonas, Individually           Michael P. Jonas, Member


                                         BUYER:

                                         ISL, INC.


                                         By: /s/ Ewen R. Cameron
                                             -----------------------------------
                                             Ewen R. Cameron, President



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                                Schedule 5(k)

                             Financial Condition

A. Worlds Agreement

   Under the Worlds Agreement the aggregate amounts for Sellers' work:

     1. Performed, invoiced and paid is $_________.

     2. Performed, invoiced and not paid (outstanding) is $________.

     3. Performed, but not yet invoiced is $__________.

     4. To be performed is $__________.

B. Phoenix License

   Under the Phoenix License amounts:

     1. Already paid by Sellers is $__________.

     2. Billed to Sellers, but not yet paid is $__________.

     3. To be billed to Sellers is $__________.